                                                                  Exhibit 10.70

                            ASSIGNMENT OF COLLATERAL

                      (ONE NINETY ONE PEACHTREE ASSOCIATES)

         THIS ASSIGNMENT OF COLLATERAL (hereinafter referred to as the "Assignment") is made as of the 27th day of October, 1997, by STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN (hereinafter referred to as "Assignor") in favor of 191 Finance Associates, L.P., a Georgia limited partnership, (hereinafter referred to as "Assignee").

                              W I T N E S S E T H :

         WHEREAS, Assignor is the recipient and owner of the promissory note and collateral security documents described on Exhibit A attached hereto and by this reference incorporated herein (the "Collateral"); and

         WHEREAS, pursuant to that certain Loan Purchase Agreement dated as of August 18, 1997, between Assignor and Cornerstone Properties Inc., Assignor has agreed to transfer all of its right, title and interest in and to the Collateral to Assignee.

         NOW, THEREFORE, for and in consideration of the exchange of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto covenant and agree as follows:

         I. Assignor hereby irrevocably transfers, assigns, grants, bargains, sells, conveys, remises, releases, warrants, set over and confirms unto Assignee for its benefit and the benefit of its successors and assigns, all of its right, title and interest in and to the Collateral without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997, executed by and between Assignee and Assignor.

         II. Upon the request of Assignee, Assignor shall execute and deliver to Assignee such further instruments as Assignee may deem reasonably necessary to effectuate this Assignment.

         III. This Assignment shall bind and inure to the benefit of the Assignor and Assignee and their respective heirs, successors and assigns.

         IV. Nothing in this Assignment shall be construed to give to any person other than Assignee its successors and assigns any legal or equitable right, remedy or claim under this Assignment, and this Assignment shall be held for the sole and exclusive benefit of Assignee and its successors and assigns.

         V. This Assignment shall be governed by, construed and enforced in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, Assignor and Assignee have executed or caused to be executed this Assignment under seal, as of the date and year first above written.

                                                     ASSIGNOR:

                                                     STICHTING PENSIOENFONDS
                                                     VOOR DE GEZONDHEID,
                                                     GEESTELIJKE EN
                                                     MAATSCHAPPELIJKE BELANGEN,
                                                     a foundation formed
                                                     according to the laws of
                                                     The Netherlands

Signed, sealed and
delivered in the presence of:


[Signature Illegible]               By: /S/
----------------------------            ---------------------------------------
Official Witness                    Name: Jan H.W.R. van der Vlist
                                    Title: Attorney-in fact

         /S/
------------------------
Notary Public                        By: /S/
                                        ---------------------------------------
                                     Name: Anneke C. van de Puttelaar

My Commission Expires:               Title: Attorney-in fact

Patti A. Olson
------------------------
[NOTARY SEAL]

Notary Seal, State of New York
No.  4738281
Commission Expires August 31, 1999

                                               ASSIGNEE:

                                               191 FINANCE ASSOCIATES, L.P.,
                                               a Georgia limited partnership

                                               By: Its general partner,
                                                   Cornerstone Properties Inc.,
                                                   a Nevada corporation

Signed, sealed and
delivered in the presence of:                    By: /S/
                                                    --------------------------
                                                 Name: Rodney C. Dimock
                                                 Title: Executive Vice President

[Signature Illiegible]
-----------------------------
Official Witness

                                   Attest: /S/
                                           -----------------------------------
                                                 Its: Thomas P. Loftus

          /S/                  Secretary
--------------------
Notary Public

My Commission Expires:

Patti A. Olson                                   [CORPORATE SEAL]
-----------------------------
[NOTARY SEAL]

Notary Public, State of New York
Commission expires August 31, 1999

No.  4738281

Signed, sealed and
delivered in the presence of:                    By: /S/
                                                     -------------------------
                                                 Name: John S. Moody
                                                 Title: President

[Signature Illegible]
--------------------------
Official Witness

                                   Attest: /S/
                                           -----------------------------------
                                                 Its: Thomas P. Loftus

/S/                                 Secretary
----------------------
Notary Public
Patti A. Olson

My Commission Expires:

August 31, 1999                             [CORPORATE SEAL]

[NOTARY SEAL]

Notary Public, State of New York
No.  4738281

                                    EXHIBIT A

1. "A" Note dated as of February 1, 1988, executed by One Ninety One Peachtree Associates ("191") in favor of DIHC Finance Corporation ("DIFCO") in the original principal amount of $145,000,000.00, as assigned by DIFCO to Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen ("PGGM") pursuant to that certain Assignment of Loan Documents dated as of March 1, 1993, recorded in Deed Book 18244 at page 187, aforesaid records.

2. First Deed to Secure Debt, Security Agreement and Assignment of Leases and Rents dated as of February 1, 1988, executed by 191 in favor of DIFCO, recorded in Deed Book 11305 at page 196, Fulton County, Georgia, Records; as amended by that certain First Amendment to First Deed to Secure Debt, Security Agreement and Assignment of Leases and Rents dated as of February 10, 1988, executed by and between 191 and DIFCO, recorded in Deed Book 11321 at page 088, aforesaid records; as further amended by that certain Second Amendment to First Deed to Secure Debt, Security Agreement and Assignment of Leases and Rents dated as of April 27, 1988, executed by and between 191 and DIFCO, recorded in Deed Book 11485 at page 276, aforesaid records; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of March 1, 1993, recorded in Deed Book 18244 at page 187, aforesaid records.

3. Assignment of Partnership Interest, Security Agreement and Marshaling Agreement dated as of February 1, 1988, executed by and between 191, DIFCO and DIHC Peachtree Associates; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of October __, 1997.

4. Building Loan Agreement dated as of February 1, 1988, executed by and between DIFCO and 191; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Document dated as of March 1, 1993.

5. Agreement Regarding Interest and Charges assigned by DIFCO to PGGM by that certain Assignment of Loan Documents dated as of March 1, 1993, recorded in Deed Book 18244 at page 187, aforesaid records.

6. Lawyers Title Insurance Corporation Mortgagee's Title Insurance Policy No. 82-01-945001; as assigned by DIFCO to PGGM pursuant to that certain Assignment of Loan Documents dated as of November 15, 1992.

                                     ALLONGE

                               ENDORSEMENT OF NOTE

                      (ONE NINETY ONE PEACHTREE ASSOCIATES)

         Pay to the order of 191 FINANCE ASSOCIATES, L.P. (the "Assignee") without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997 executed by and between Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen and Assignee.

                                     STICHTING PENSIOENFONDS VOOR DE
                                     GEZONDHEID, GEESTELIJKE EN
                                     MAATSCHAPPELIJKE BELANGEN

                                     By: /S/
                                         --------------------------------
                                     Name: Jan H.W.R. van der Vlist
                                     Title: Attorney-in fact

                                     By: /S/
                                         --------------------------------
                                     Name:Anneke C. can de Puttelaar
                                     Title: Attorney-in fact

                                DATE: October 27, 1997